CHOICE HOTELS INTERNATIONAL

Cambria Suites by Choice Hotels · Comfort Suites · Comfort Inn · Sleep Inn · Clarion · Ascend Collection

Quality · MainStay Suites · Suburban · Econo Lodge · Rodeway Inn

QUALITY INN

CHOICE HOTELS INVESTOR PRESENTATION

Investor Presentation June 2012 Exhibit 99.1

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

2
DISCLAIMER
2
Certain matters discussed throughout all of this presentation constitute forward-looking statements within the meaning of the federal securities laws. Generally, our use of words such as “expect,” “estimate,” “believe,”
“anticipate,” “will,” “forecast,” “plan,” “project,” “assume” or similar words of futurity identify statements that are forward-looking and that we intend to be included within the Safe Harbor protections provided by Section
27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are based on management’s current beliefs, assumptions and expectations regarding future events, which in turn are based on information currently available to management. Such statements may relate to projections for the company’s revenue, earnings and other financial and operational measures, company debt levels, payment of dividends and future operations. We caution you not to place undue reliance on any forward-looking statements, which are made as of the date of this presentation. Forward-
looking statements do not guarantee future performance and involve known and unknown risks, uncertainties and other factors.
Several factors could cause actual results, performance or achievements of the company to differ materially from those expressed in or contemplated by the forward-looking statements. Such risks include, but are not limited to, changes to general, domestic and foreign economic conditions; operating risks common in the lodging and franchising industries; changes to the desirability of our brands as viewed by hotel operators and customers; changes to the terms or termination of our contracts with franchisees; our ability to keep pace with improvements in technology utilized for reservations systems and other operating systems;
fluctuations in the supply and demand for hotel rooms; and our ability to effectively manage our indebtedness. These and other risk factors are discussed in detail in the Risk Factors section of the company’s Form 10-K for the year ended December 31, 2011, filed with the Securities and Exchange
Commission on February 29, 2012.  We undertake no obligation to publicly update or revise any forward-
looking statement, whether as a result of new information, future events or otherwise.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

3
CHOICE HOTELS OVERVIEW
Growing US hotel market share*
– 9.6% share of branded US hotels (+80 basis
points over trailing 5 years)*
– 2
nd
largest U.S. hotelier
70+ year-old hotel distribution company
with well-known, diversified brands
suitable for various stages of hotel life
cycle
Core competencies and services drive
demand for our brands and deliver
business for our franchisees
Global pipeline of 471 hotels under
construction, awaiting conversion or
approved for development
Source: Choice Internal Data, March 31, 2012 and December 31, 2011
* Based on number of hotels as March 31, 2012 (Smith Travel Research)
Fee-for-service business model
Predictable, profitable, long-term growth
in a variety of lodging and economic
environments
Cumulative free cash flows of
approximately $1.4 billion from 1997
through 2011.
– 100% returned to shareholders through
share repurchases and dividends
Capital “light” model generates strong
after-tax returns on invested capital
Long-term franchise contracts and scale
represent barriers to entry
Strong, Growing, Global Hotel
Franchising Business
Highly Attractive Business Model
With Strong Financial Returns
3

CHOICE HOTELS INVESTOR PRESENTATION

Δ
Market Share %

CHOICE HOTELS INTERNATIONAL

4
Source: Smith Travel Research, March 31, 2012
ONE OF THE LARGEST HOTELIERS
Market
Share %
11.2% 9.6% 6.3% 6.0% 5.9% 3.8% 2.0% 1.1% 0.9% 0.7%
5 yr. bps
(07-12)
-10 +80 +110 +30 +80 -70 +30 -50 +20 -70
Market Share (% of Hotels Open in U.S.)
4
0
2
4
6
8
10
12
Wyndham Choice Hilton IHG Marriott Best Western Accor Carlson Starwood Hyatt
Q1 2007 Q1 2008 Q1 2009 Q1 2010 Q1 2011 Q1 2012

CHOICE HOTELS INVESTOR PRESENTATION

Estimated Per Room Investment*
Cambria Suites
Comfort Suites
Comfort Inn
Sleep Inn
MainStay Suites
Suburban
Ascend Collection
Clarion
Comfort Inn
Quality
Econo Lodge
Rodeway Inn

CHOICE HOTELS INTERNATIONAL

5 5
Conversion
$42,000+
$120,000+
$50
$70
$100+
Targeted
Average Daily Rate
$85
FAMILY OF WELL-KNOWN
AND DIVERSIFIED BRANDS
New Construction
* Excludes cost of land; based on average domestic per-room investment.
Source: Choice Internal Data, April 2012

CHOICE HOTELS INVESTOR PRESENTATION

1,792
1,756
1,392
814
670
613
454
394
Comfort INN
Comfort Suites
Sleep Inn

CHOICE HOTELS INTERNATIONAL

6 6
STRONG LIMITED SERVICE
NEW CONSTRUCTION BRANDS
POSITIONED WELL FOR LONG-TERM GROWTH
Source: Smith Travel Research, Choice Internal Data, March 31, 2012
Hampton
Inn / Inn &
Suites
Holiday Inn
Express
La Quinta
Inn / Inn &
Suites
Fairfield Inn Country Inn
& Suites
Domestic Hotels

CHOICE HOTELS INVESTOR PRESENTATION

1,957
1,823
1,792
1,756
1,656
1,054
1,015
942
814
797
667
670
496
396
352
348
337
298
298
188
QUALITY
EconoLodge
RODEWAY INN
Clarion

CHOICE HOTELS INTERNATIONAL

7 7
SIGNIFICANT GROWTH OPPORTUNITIES
REMAIN IN LARGE CONVERSION MARKET
Chart does not include
independent hotels
in budget, economy and
mid-scale segments
Domestic Hotels
Hampton Inn /
Hampton Inn
& Suites
Holiday Inn
Express
Days Inn Motel 6
America’s
Best
Value Inn
Holiday
Inn /
Holiday
Inn Select
La Quinta
Inn / La Quinta
Inn & Suites
Fairfield
Inn
Ramada /
Ramada
Plaza
Travelodge
Red Roof
Inn
Howard
Johnson
Knight’s
Inn
Microtel
Best
Western
Super 8
Source: Smith Travel Research, Choice Internal Data, March 31, 2012
®

CHOICE HOTELS INVESTOR PRESENTATION

29
11
86
72
45
44
13
24
18
20
26
Conversion
New Construction
CAMBRIA SUITES
Ascend COLLECTION
COMFORT SUITES
Comfort INN
SLEEP INN
QUALITY
Clarion
MainStay Suites
Suburban
EconoLodge
RODEWAY INN

CHOICE HOTELS INTERNATIONAL

8 8 DOMESTIC PIPELINE OF 388 HOTELS Mid-scale Extended Stay Economy Upscale Source: Choice Internal Data, March 31, 2012

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

9 9
SERVICES LIFECYCLE IMPROVES
BRANDS AND PROPERTY PERFORMANCE
Brand Planning
and Management
Brand Performance
• Revenue and guest service
consulting
• Inventory and rate management
• Local sales and marketing
• Independent third-party quality
assurance
Training
• On-site
• Regional
• Web-based
• GM Certification
Opening Services
• Ensure hotels open
successfully and meet or
exceed brand standards
Portfolio
Management
• Repositioning
• Relicensing
• Termination
Procurement Services
• Value-engineered prototypes
and design packages
• Negotiated vendor
relationships
Targeted, differentiated
programs, amenities and
services for each brand
FRANCHISED FRANCHISED
PROPERTIES PROPERTIES
RETURN ON RETURN ON
INVESTMENT INVESTMENT

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS
INTERNATIONAL

10 10
1,168 properties in approximately
30 countries and territories on five
continents
Multi-year
investments in
IT and marketing
planned to enhance
value proposition for
international hotels
STRONG PRESENCE IN MAJOR
TRAVEL MARKETS OUTSIDE OF THE U.S.
Source: Choice Internal Data, March 31, 2012
307 hotels
Canada
160 hotels
Scandinavia
3 hotels
China
52 hotels
Japan
251 hotels
Continental
Europe, UK
& Ireland
23 hotels
Mexico
15 hotels
Central
America
59 hotels
Brazil
1 hotel
Jordan
27 hotels
India
1 hotel
Singapore
1 hotel
Malaysia
268 hotels
Australia & New
Zealand
Significant long-
term growth
opportunity in
underrepresented
regions/countries

11 11
MARKETING AND CENTRAL
RESERVATION SYSTEM LEVERAGES
SIZE, SCALE AND DISTRIBUTION
$300-plus million in annual marketing and reservation system fees
Leverage expertise and innovation in on-line, targeted interactive marketing to influence guest hotel stay decisions
Powerful advertising campaigns
Focus on driving guests to Choice central channels
Facilitate “one-stop” shopping
Strong and growing global loyalty program
Increasing brand awareness
Source: Choice Internal Data, December 2011

CHOICE HOTELS INVESTOR PRESENTATION

98
98
77
89
43
53
87
87
72
81
93
56
14
24
14
18
22
50
2001
2011
Comfort INN
COMFORT SUITES
SLEEP INN
QUALITY
Clarion
EconoLodge
RODEWAY INN
MainStay Suites
Suburban
CAMBRIA SUITES
CHOICE HOTELS INTERNATIONAL

CHOICE HOTELS INTERNATIONAL

12 12
STRONG AND GROWING
AIDED BRAND AWARENESS
Source: Percentage of survey respondents. Millward Brown, December 2011.
*Econo Lodge, Rodeway Inn and Suburban Extended Stay measured among economy hotel users.
N/A N/A N/A N/A

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE privileges®

REWARDS PROGRAM

8.3%
10.0%
12.2%
15.3%
16.2%
17.9%
20.3%
22.0%
25.6%
28.7%
27.1%
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

CHOICE HOTELS INTERNATIONAL

13 13
STRONG, GROWING LOYALTY PROGRAM
Choice Privileges Revenue as Percent
of Domestic Gross Room Revenues*
Source: Choice Internal Data, December 31, 2011 * 2001-2008 Data Excludes Econo Lodge and Rodeway Inn brands
Comprehensive loyalty rewards program
14 million members worldwide –
contribute over ¼ of domestic
gross room revenues
2.1 million new members added in 2011
Delivers incremental business to all Choice brand hotels
Important selling point for franchise sales

CHOICE HOTELS INVESTOR PRESENTATION

≈

$ in Millions
$1,660
$1,342
2006
2007
2008
2009
2010
2011

CHOICE HOTELS INTERNATIONAL

14 14
CENTRAL RESERVATIONS SYSTEM (CRS)
DELIVERY PUTS “HEADS IN BEDS”
All Hotel
Direct
Reservation
Choice Central
Reservation
Contribution
1/3
1/3
Domestic Franchise System
Gross Room Revenue Source
Domestic Choice CRS
Net Room Revenue
Source: Choice Internal Data, December 31, 2011

CHOICE HOTELS INVESTOR PRESENTATION

68%
53%
29%
20%
18%
12%
2006
2007
2008
2009
2010
2011
Internet
Voice
Travel Agent (GDS)

CHOICE HOTELS INTERNATIONAL

15 15
Central Channel ADR
“Premium”
Domestic Choice CRS
Net Channel Share
CENTRAL RESERVATIONS BOOKINGS
CREATE SIGNIFICANT VALUE
FOR FRANCHISEES
Source: Choice Internal Data, December 2011
$68.42
$71.93
$74.53
$76.90
$77.56
$82.31
2006 2007 2008 2009 2010 2011
Systemwide Call Center choicehotels.com

CHOICE HOTELS INVESTOR PRESENTATION

New Domestic Hotel Franchise Contracts

2001
116
184
300
2002
63
241
304
2003
128
342
470
2004
182
370
552
2005
237
402
639
2006
288
432
720
2007
327
443
770
2008
261
437
698
2009
56
313
369
2010
59
298
357
2011
55
277
332
New Construction
Conversion
Total

CHOICE HOTELS INTERNATIONAL

16 CONVERSION BRAND FRANCHISE SALES OPPORTUNITY IN SOFT NEW CONSTRUCTION ENVIRONMENT Source: Choice Internal Data, December 31, 2011

CHOICE HOTELS INVESTOR PRESENTATION

5-year trend
10-year trend
3,327
3,482
3,636
3,834
4,048
4,211
4,445
4,716
4,906
4,993
5,001
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

5-year trend
10-year trend
271
282
294
310
329
339
354
374
389
394
393
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

CHOICE HOTELS INTERNATIONAL

17 STRONG, STEADY FRANCHISE SYSTEM GROWTH Domestic Hotels On-Line Domestic Rooms On-Line (in thousands) CAGR = 4.2% CAGR = 3.5% CAGR = 3.8% CAGR = 3.0% Source: Choice Internal Data, December 31, 2011

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

18 18
FRANCHISING REVENUE STREAM
LESS VOLATILE THAN REVPAR
$0
$50
$100
$150
$200
$250
$300
$350
-17%
-12%
-7%
-2%
3%
8%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
CHH RevPAR STR Chain Scale (Supply Weighted) Industry RevPAR CHH Franchising Revenue
($ in millions)
Source: Smith Travel Research, Choice Internal Data, December 2011

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

19 19
ADJUSTED EBITDA LESS VOLATILE
THAN INDUSTRY PROFITABILITY
Source: Smith Travel Research, Choice Internal Data, December 2011
($ in millions) ($ in billions)
0
50
100
150
200
250
0
5
10
15
20
25
30
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
Industry Profits CHH Adjusted EBITDA

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

20 20
CAPITAL “LIGHT” MODEL GENERATES
STRONG RETURNS ON INVESTED CAPITAL
15.2%
16.1%
14.7%
19.5%
27.6%
36.7%
49.7%
62.9%
78.5%
68.8%
59.5%
48.1%
48.0%
47.2%
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
After-Tax Return On Invested Capital
Source: Choice Internal Data, December 2011

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

21 21
TRACK RECORD OF STRONG EARNINGS
PER SHARE PERFORMANCE
Adjusted Diluted Earnings Per Share
Note: See appendix for reconciliation of adjusted diluted earnings per share to diluted earnings per share. To improve comparability certain employee severance amounts included in the determination of adjusted diluted earnings per share in this presentation for 2007 through 2011 differ from amounts reported in
Exhibits 8 of our various earnings announcements.
Source: Choice Internal Data, December 2011.  Per Share Amounts Retroactively Adjusted For 2005 Stock Split.
1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011
$0.40
$0.51 $0.51
$0.58
$0.76
$0.93
$1.07
$1.25
$1.48
$1.73
$1.73
$1.68
$1.81
$1.90

CHOICE HOTELS INVESTOR PRESENTATION

11.9 x
11.3 x
8.6 x
10.2 x
11.9 x
11.0 x
14.9 x
17.0 x
20.3 x
14.8 x
10.2 x
10.4 x
13.7 x
12.6 x
7.9
7.2
3.2
24.0
10.8
5.7
6.4
1.6
4.9
2.2
2.1
0.3
1.6
1998
1999
2000
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
Millions of Shares Repurchased
Avg. TEV/EBITDA

CHOICE HOTELS INTERNATIONAL

22 22
Remaining authority on current authorization –
1.6 million shares as of March 31, 2012
OPPORTUNISTIC SHARE REPURCHASES KEY
PART OF CAPITAL ALLOCATION STRATEGY
Source: Capital IQ, December 2011, Choice Internal Data, March 31, 2012 and December 31, 2011.
Share amounts for 2005 and prior years retroactively adjusted for 2005 two-for-one stock split.

CHOICE HOTELS INVESTOR PRESENTATION

1.9%
0.0%
0.0%
0.0%
2.9%
1.3%
0.0%
0.0%
1.0%
1.6%

CHOICE HOTELS INTERNATIONAL

23 23 HIGH CASH DIVIDEND YIELD COMPARED TO OTHER LODGING C-CORPS Source: Thomson One, May 31, 2012 Choice Great Wolf Wyndham Gaylord Hyatt Orient- Express Starwood Red Lion Marriott IHG

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

24 24
STRATEGY FOR CHOICE’S BRANDS,
GROWTH AND SHAREHOLDERS
Improve and Grow Brands
– Increase portfolio profitability of the Comfort brand family
– Refresh Sleep Inn to improve long-term brand growth potential
– Invest in and expand emerging brands/segments – Cambria, Ascend, International
Capture Greater Share of Reservations Via Central Channels
– Grow Choice Privileges loyalty program – target 2.0 million new members in 2012
– Continue to enhance ChoiceHotels.com to increase traffic and conversion
Allocate Free Cash Flows To “Best And Highest” Use
– Continue shareholder-friendly capital allocation policies
– Leverage financial capacity/strength to support expansion of emerging brands
– Evaluate opportunities to enter new segments
– Invest in IT infrastructure to shore up value proposition for international properties

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

25 25 Appendix Reconciliation of Non-GAAP Financial Measurements to GAAP

26 26
DISCLAIMER
Adjusted franchising margins, adjusted earnings before interest, taxes depreciation and amortization (EBITDA), adjusted net income, adjusted diluted earnings per share (EPS), franchising revenues, net operating profit after tax
(NOPAT), return on average invested capital (ROIC) and free cash flows are non-
GAAP financial measurements. These financial measurements are presented as supplemental disclosures because they are used by management in reviewing and analyzing the company’s performance. This information should not be considered as an alternative to any measure of performance as promulgated under accounting principles generally accepted in the United States (GAAP), such as operating income, net income, diluted earnings per share, total revenues or net cash provided by operating activities. The calculation of these non-GAAP measures may be different from the calculation by other companies and therefore comparability may be limited. The company has included the following appendix which reconcile these measures to the comparable GAAP measurement.

CHOICE HOTELS INVESTOR PRESENTATION

CHOICE HOTELS INTERNATIONAL

27 27
FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2007 through 2011 differ from amounts reported in exhibit 8 of our year-end earnings announcements for those years.
Source: Choice Internal Data, December 2011
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2011 2010 2009 2008 2007 2006 2005
Total Revenues 638,793 $       596,076 $       564,178 $      641,680 $      615,494 $      539,903 $      472,098 $
Adjustments:
     Marketing and Reservation  (349,036)        (329,246)        (305,379)       (336,477)       (316,827)       (273,267)       (237,822)
     Product Sales -                -                -               -               -               -               -
     Hotel Operations (4,356)            (4,031)            (4,140)           (4,936)           (4,692)           (4,505)           (4,293)
Franchising Revenues 285,401 $       262,799 $       254,659 $      300,267 $      293,975 $      262,131 $      229,983 $
Operating Income 171,863 $       160,762 $       148,073 $      174,596 $      185,199 $      166,625 $      143,750 $
Adjustments
     Hotel Operations (890)              (845)              (987)             (1,502)           (1,451)           (1,311)           (1,068)
     Acceleration of Management Succession Plan -                -                -               6,605            -               -               -
     Executive Termination Benefits 2,704             1,217             3,321            -               3,690            -               -
     Curtailment of SERP -                -                1,209            -               -               -               -
     Loss on Sublease of Office Space -                -                1,503            -               -               -               -
     Loan Reserves Related to Impaired Notes Receivable -                -                -               7,555            -               -               -
     Product Sales -                -                -               -               -               -               -
     Impairment of Friendly Investment -                -                -               -               -               -               -
Net 173,677 $       161,134 $       153,119 $      187,254 $      187,438 $      165,314 $      142,682 $
Adjusted Franchising Margin 60.9% 61.3% 60.1% 62.4% 63.8% 63.1% 62.0%

28 28
FRANCHISING REVENUES AND ADJUSTED
FRANCHISING MARGINS
(Continued)
Source: Choice Internal Data, December 2011
($ amounts in thousands)
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2004 2003 2002 2001 2000 1999 1998
Total Revenues 428,208 $      385,866 $      365,562 $      341,428 $      352,841 $          324,203 $          165,474 $
Adjustments:
     Marketing and Reservation  (220,732)       (195,219)       (190,145)       (168,170)       (185,367)            (162,603)            -
     Product Sales -               -               -               -               -                    (3,871)               (20,748)
     Hotel Operations (3,729)           (3,565)           (3,331)           (3,215)           (1,249)               -                     (1,098)
Franchising Revenues 203,747 $      187,082 $      172,086 $      170,043 $      166,225 $          157,729 $          143,628 $
Operating Income 124,983 $      113,946 $      104,700 $      73,577 $       92,427 $            94,170 $            85,151 $
Adjustments
     Hotel Operations (725)             (842)             (385)             (714)             (640)                   -                     35
     Acceleration of Management Succession Plan -               -               -               -               -                    -                     -
     Executive Termination Benefits -               -               -               -               -                    -                     -
     Curtailment of SERP -               -               -               -               -                    -                     -
     Loss on Sublease of Office Space -               -               -               -               -                    -                     -
     Loan Reserves Related to Impaired Notes Receivable -               -               -               -               -                    -                     -
     Product Sales -               -               -               -               -                    12                      (1,216)
     Impairment of Friendly Investment -               -               -               22,713          -                    -                     -
Net 124,258 $      113,104 $      104,315 $      95,576 $       91,787 $            94,182 $            83,970 $
Adjusted Franchising Margin 61.0% 60.5% 60.6% 56.2% 55.2% 59.7% 58.5%

29 29
RETURN ON INVESTED CAPITAL
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2011 2010 2009 2008 2007 2006 2005
Operating Income (a) $171.9 $160.8 $148.1 $174.6 $185.2 $166.6 $143.8
Tax Rate(a) 30.1% 32.1% 34.8% 36.3% 36.0% 27.4% 33.0%
After-Tax Operating Income 120.2 109.2 96.6 111.2 118.5 121.0 96.3
+ Depreciation & Amortization 8.0 8.3 8.3 8.2 8.6 9.7 9.1
- Maintenance CAPEX 8.0 8.3 8.3 8.2 8.6 9.7 9.1
Net Op. Profit After-tax (NOPAT) $120.2 $109.2 $96.6 $111.2 $118.5 $121.0 $96.3
Total Assets $447.7 $411.7 $340.0 $328.2 $328.4 $303.3 $265.3
- Current Liabilities 184.6 165.3 131.8 135.1 147.5 139.8 120.3
Invested Capital $263.1 $246.4 $208.2 $193.1 $180.9 $163.5 $145.0
Return on Average Invested Capital 47.2% 48.0% 48.1% 59.5% 68.8% 78.5% 62.9%

30 30
RETURN ON INVESTED CAPITAL (Continued)
(a) Operating income and tax rate for the year ended December 31, 2001 have been adjusted to exclude the effect of a $22.7 million impairment charge related to the write-off of the company’s investment in Friendly Hotels.
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2004 2003 2002 2001 2000 1999 1998
Operating Income (a) $125.0 $113.9 $104.7 $96.3 $92.4 $94.2 $85.2
Tax Rate(a) 35.1% 36.1% 36.5% 35.0% 39.0% 39.5% 41.7%
After-Tax Operating Income 81.1 72.8 66.5 62.6 56.4 57.0 49.7
+ Depreciation & Amortization 9.9 11.2 11.3 12.5 11.6 7.7 6.7
- Maintenance CAPEX 9.9 11.2 11.3 12.5 11.6 7.7 6.7
Net Op. Profit After-tax (NOPAT) $81.1 $72.8 $66.5 $62.6 $56.4 $57.0 $49.7
Total Assets $263.4 $267.3 $316.8 $321.2 $484.1 $464.7 $398.2
- Current Liabilities 102.1 102.2 84.3 71.2 93.8 88.7 64.7
Invested Capital $161.3 $165.1 $232.5 $250.0 $390.3 $375.9 $333.6
Return on Average Invested Capital 49.7% 36.7% 27.6% 19.5% 14.7% 16.1% 15.2%

31 31
FREE CASH FLOWS
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2011 2010 2009 2008 2007 2006 2005
Net Cash Provided by Operating Activities 134,844 $        144,935 $        112,216 $        104,399 $        145,666 $        153,680 $        133,588 $
Net Cash Provided (Used) by Investing Activities (23,804)           (32,155)           (3,349)             (20,265)           (21,284)           (17,244)           (24,531)
Free Cash Flows 111,040 $        112,780 $        108,867 $        84,134 $          124,382 $        136,436 $        109,057 $

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FREE CASH FLOWS (Continued)
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
($ in thousands) 2004 2003 2002 2001 2000 1999 1998
Net Cash Provided by Operating Activities 108,908 $        115,304 $        99,018 $          101,712 $        53,879 $          65,040 $          38,952 $
Net Cash Provided (Used) by Investing Activities (14,544)           27,784            (14,683)           87,738            (16,617)           (36,031)           (9,056)
Free Cash Flows 94,364 $          143,088 $        84,335 $          189,450 $        37,262 $          29,009 $          29,896 $

33 33
Note: To improve comparability certain employee severance amounts included in the determination of adjusted EBITDA in this presentation for 2007 through
2011 differ from amounts reported in exhibits 8 of our various earnings announcements.
Source: Choice Internal Data, December 2011
ADJUSTED EBITDA
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2011 2010 2009 2008 2007 2006 2005
Operating Income 171,863 $        160,762 $        148,073 $        174,596 $        185,199 $       166,625 $     143,750 $
Adjustments
Acceleration of Management Succession Plan - - - 6,605 - - -
Loss on Sublease of Office Space - - 1,503 - - - -
Executive Termination Benefits 2,704 1,217 3,321 - 3,690 - -
Curtailment of SERP - - 1,209 - - - -
Loan Reserves Related to Impaired Notes Receivable - - - 7,555 - - -
Product Sales - - - - - - -
Impairment of Friendly investment - - - - - - -
Depreciation and Amortization 8,024 8,342 8,336 8,184 8,637 9,705 9,051
Adjusted EBITDA 182,591 $        170,321 $        162,442 $        196,940 $        197,526 $       176,330 $     152,801 $

34 34
ADJUSTED EBITDA (Continued)
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
($ in thousands) December 31, December 31, December 31, December 31, December 31, December 31, December 31,
2004 2003 2002 2001 2000 1999 1998
Operating Income 124,983 $      113,946 $      104,700 $      73,577 $        92,427 $        94,170 $        85,151 $
Adjustments
Acceleration of Management Succession Plan -                 -                 -                 -                 -                 -                 -
Loss on Sublease of Office Space -                 -                 -                 -                 -                 -                 -
Executive Termination Benefits -                 -                 -                 -                 -                 -                 -
Curtailment of SERP -                 -                 -                 -                 -                 -                 -
Loan Reserves Related to Impaired Notes Receivable -                 -                 -                 -                 -                 -                 -
Product Sales -                 -                 -                 -                 -                 12                  (1,216)
Impairment of Friendly investment -                 -                 -                 22,713           -                 -                 -
Depreciation and Amortization 9,947             11,225           11,251           12,452           11,623           7,687             6,710
Adjusted EBITDA 134,930 $      125,171 $      115,951 $      108,742 $      104,050 $      101,869 $      90,645 $

CHOICE HOTELS INVESTOR PRESENTATION

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35 35
ADJUSTED DILUTED EARNINGS PER SHARE
Note: To improve comparability certain employee severance amounts included in the determination of adjusted franchising margins in this presentation for 2007 through 2011 differ from amounts reported in exhibit 8 of our year-end earnings announcements for those years.
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2011 2010 2009 2008 2007 2006 2005
Net Income 110,396 $        107,441 $        98,250 $           100,211 $        111,301 $        112,787 $        87,565 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                      -                      -                      -                      -                      217                     -
Acceleration of Management Sucession Plan, Net of Taxes -                      -                      -                      4,135                -                      -                      -
Executive Termination Benefits, Net of Taxes 1,711                762                     2,079                -                      2,310                -                      -
Loss on Land Held For Sale 1,119                -                      -                      -                      -                      -                      -
Loss on Sublease of Office Space, Net of Taxes -                      -                      941                     -                      -                      -                      -
Curtailment of SERP, Net of Taxes -                      -                      757                     -                      -                      -                      -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                      -                      -                      4,729                -                      -                      -
Resolution of Provisions for Income Tax Contingencies -                      -                      -                      -                      -                      (12,791)             (4,855)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                      -                      -                      -                      -                      -                      1,192
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                      -                      -                      -                      -                      -                      -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                      -                      -                      -                      -                      -                      -
Adjusted Net Income 113,226 $        108,203 $        102,027 $        109,075 $        113,611 $        100,213 $        83,902 $
Weighted Average Shares Outstanding-Diluted 59,525              59,656              60,224              62,994              65,766              67,490              66,759
Diluted Earnings Per Share 1.85 $               1.80 $               1.63 $               1.59 $               1.69 $               1.67 $               1.31 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes -                      -                      -                      -                      -                      -                      -
Acceleration of Management Sucession Plan, Net of Taxes -                      -                      -                      0.07                    -                      -                      -
Executive Termination Benefits, Net of Taxes 0.03                    0.01                    0.02                    -                      0.04                    -                      -
Loss on Land Held For Sale 0.02                    -                      -                      -                      -                      -                      -
Loss on Sublease of Office Space, Net of Taxes -                      -                      0.02                    -                      -                      -                      -
Curtailment of SERP, Net of Taxes -                      -                      0.01                    -                      -                      -                      -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                      -                      -                      0.07                    -                      -                      -
Resolution of Provisions for Income Tax Contingencies -                      -                      -                      -                      -                      (0.19)                  (0.08)
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                      -                      -                      -                      -                      -                      0.02
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                      -                      -                      -                      -                      -                      -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes
-                      -                      -                      -                      -                      -                      -
Adjusted Diluted Earnings Per Share (EPS) 1.90 $               1.81 $               1.68 $               1.73 $               1.73 $               1.48 $               1.25 $

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QUALITY

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ADJUSTED DILUTED EARNINGS PER SHARE
(Continued)
Source: Choice Internal Data, December 2011
Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended Year Ended
December 31, December 31, December 31, December 31, December 31, December 31, December 31,
(In thousands, except per share amounts) 2004 2003 2002 2001 2000 1999 1998
Net Income 74,345 $           71,863 $           60,844 $           14,327 $           42,445 $           57,155 $           55,305 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 433                     -                      -                      -                      -                          -                          (7,232)
Acceleration of Management Sucession Plan, Net of Taxes -                      -                      -                      -                      -                          -                          -
Executive Termination Benefits, Net of Taxes -                      -                      -                      -                      -                          -                          -
Loss on Land Held For Sale -                      -                      -                      -                      -                          -                          -
Loss on Sublease of Office Space, Net of Taxes -                      -                      -                      -                      -                          -                          -
Curtailment of SERP, Net of Taxes -                      -                      -                      -                      -                          -                          -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                      -                      -                      -                      -                          -                          -
Resolution of Provisions for Income Tax Contingencies (1,182)               -                      -                      -                      -                          -                          -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                      -                      -                      -                      -                          -                          -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                      (3,383)               -                      -                      4,721                -                          -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes -                      -                      -                      37,166              7,532                -                          -
Adjusted Net Income 73,596 $           68,480 $           60,844 $           51,493 $           54,698 $           57,155 $           48,073 $
Weighted Average Shares Outstanding-Diluted 69,000              73,349              80,114              89,144              106,506            111,334            119,096
Diluted Earnings Per Share 1.08 $               0.98 $               0.76 $               0.16 $               0.40 $               0.51 $               0.46 $
Adjustments:
Loss(Gain) on Extinguishment of Debt, Net of Taxes 0.01                    -                      -                      -                      -                      -                      (0.06)
Acceleration of Management Sucession Plan, Net of Taxes -                      -                      -                      -                      -                      -                      -
Executive Termination Benefits, Net of Taxes -                      -                      -                      -                      -                      -                      -
Loss on Land Held For Sale -                      -                      -                      -                      -                      -                      -
Loss on Sublease of Office Space, Net of Taxes -                      -                      -                      -                      -                      -                      -
Curtailment of SERP, Net of Taxes -                      -                      -                      -                      -                      -                      -
Loan Reserves Related to Impaired Notes Receivable, Net of Taxes -                      -                      -                      -                      -                      -                      -
Resolution of Provisions for Income Tax Contingencies (0.02)                  -                      -                      -                      -                      -                      -
Income Tax Expense Incurred Due to Foreign Earnings Repatriation -                      -                      -                      -                      -                      -                      -
Loss(Gain) on Sunburst Note Transactions, Net of Taxes -                      (0.05)                  -                      -                      0.04                    -                      -
Impairment of and Equity Losses in Friendly Hotels PLC Investment, Net of Taxes
-                      -                      -                      0.42                    0.07                    -                      -
Adjusted Diluted Earnings Per Share (EPS) 1.07 $               0.93 $               0.76 $               0.58 $               0.51 $               0.51 $               0.40 $